UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 10, 2026

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01 Other Events.

On April 10, 2026, the final condition to payment occurred under settlement agreements dated November 1, 2024, that were designed to settle all tort-related claims in the litigation arising out of the 2023 Maui windstorm and wildfires (the “Settlement Agreements”). The final condition was that the judgment that Hawaiian Electric Industries, Inc. (“HEI”) and Hawaiian Electric Company, Inc. (“Hawaiian Electric”) obtained on December 30, 2025, on the subrogation claims brought by over 200 insurers became final and unappealable after all insurers stipulated to dismiss with prejudice their appeals of that judgment.
Accordingly, pursuant to the Settlement Agreements, HEI and Hawaiian Electric authorized payment of the first of four equal annual $479 million installments. The funds for this first $479 million payment were previously raised by HEI’s September 2024 equity offering and had been held in a special purpose vehicle formed specifically to hold this first payment, pending the resolution of all conditions to payment, which have now been met. With all conditions to payment met, the releases in the Settlement Agreements and those signed by individual claimants are now effective.

Copies of the Settlement Agreements are attached as exhibits 10.1 and 10.2 to the Form 8-K filed with the SEC on November 5, 2024. Descriptions of the terms of the Settlement Agreements herein are limited in their entirety by reference to such agreements.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Paul K. Ito	/s/ Paul K. Ito
Paul K. Ito	Paul K. Ito
Executive Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: April 10, 2026	Date: April 10, 2026

2